EXHIBIT 32

STATEMENT OF CHIEF EXECUTIVE OFFICER OF

GOLD KIST INC.

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Gold Kist Inc. (the “Company”) on Form 10-K for the period ended October 1, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, John Bekkers, President and Chief Executive Officer, and principal executive officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ JOHN BEKKERS
John Bekkers
President and Chief Executive Officer

December 14, 2005

EXHIBIT 32

STATEMENT OF CHIEF FINANCIAL OFFICER OF

GOLD KIST INC.

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Gold Kist Inc. (the “Company”) on Form 10-K for the period ended October 1, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Stephen O. West, Chief Financial Officer, Vice President, and principal financial officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ STEPHEN O. WEST
Stephen O. West
Chief Financial Officer, Vice President

December 14, 2005